Exhibit 10.31(b)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 406

AMENDMENT NUMBER TWO TO
DELTA CONNECTION AGREEMENT

This Amendment Number Two (this “Second Amendment”), dated and effective the 30th day of September, 2003, to the Delta Connection Agreement dated and effective June 7, 2002 as previously amended (the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia  30320 (“Delta”), Chautauqua Airlines, Inc. (“Chautauqua” or  “Operator”), 2500 S. High School Road, Suite 160, Indianapolis, Indiana 46241 and Republic Airways Holdings, Inc. (“Republic”), 2500 S. High School Road, Suite 160, Indianapolis, Indiana 46241.

WHEREAS, Delta, Chautauqua and Republic are parties to the Agreement; and

WHEREAS, the parties desire to further amend the Agreement;

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.                                    Defined Terms.  All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.                                    2004 Annual Operating Plan.  The provisions of Article [*] of the Agreement relating to the [*] shall not apply with respect to the [*] for calendar year 2004.  In lieu of such [*], the parties agree that the Base Rate Costs to be paid by Delta to Operator for calendar year 2004 shall be as set forth on the Chautauqua Airlines, 2004 Delta Operations, [*] attached as Appendix 1 hereto.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.  THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3.                                    Addition of Aircraft.

A.                               Pursuant to Article 1(A) of the Agreement, five (5) Embraer ERJ 145 aircraft (the “Second Additional Aircraft”) shall be included as “Aircraft” under the terms of the Agreement.  Exhibit A of the Agreement is hereby amended and supplemented by adding the Second Additional Aircraft with the delivery and in-service dates reflected on Exhibit A-1 attached hereto as Appendix 2.

B.                                     The Second Additional Aircraft shall be delivered to Delta no later than the respective dates set forth on the new Exhibit A-1, provided that [*].

4.                                      Warrant.  Pursuant to Article 19(D) of the Agreement, simultaneously with the execution of this Second Amendment, Republic shall issue to Delta a warrant to purchase 300,000 shares of Republic Common Stock in the form attached hereto as Appendix 3 (the “Second Additional Warrant”).

5.                                      Miscellaneous.

A.                                 This Second Amendment, together with the Appendices attached hereto, and the Second Additional Warrant, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.                                   This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.                                   Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Second Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.		Delta Air Lines, Inc.

By:	/s/ Bryan Bedford	By:	/s/ Fred Buttrell

Name:	Bryan Bedford	Name:	Fred Buttrell

Title:	President	Title:	President & CEO Delta Connection

Chautauqua Airlines, Inc.

By:	/s/ Robert H. Cooper

Name:	Robert H. Cooper

Title:	EVP & CFO

Appendix 1

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Appendix 2

Exhibit A-1

Aircraft Number	Model	Delivery Date	In Service Date

DL-35	145	[*]	[*]

DL-36	145	[*]	[*]

DL-37	145	[*]	[*]

DL-38	145	[*]	[*]

DL-39	145	Sept - 04	10 days after Delivery Date

* Confidential

Appendix 3

Form of Second Additional Warrant

{see attached}

See Exhibit 10.28(b)